UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2021

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	7
Fund Overview	11
Schedule of Investments	13
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Fund Expenses	40
General Information	44
Board Review of Management's Liquidity Risk Management Program	45
Tax Information	47
Additional Information	48

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Letter from the President (unaudited)

Dear Fellow Shareholders,

Most people would recognize the famous opening words of Charles Dickens's A Tale of Two Cities, but how many recall the full, rather lengthy first sentence? "It was the best of times, it was the worst of times, it was the age of wisdom, it was the age of foolishness, it was the epoch of belief, it was the epoch of incredulity, it was the season of Light, it was the season of Darkness, it was the spring of hope, it was the winter of despair, we had everything before us, we had nothing before us, we were all going direct to Heaven, we were all going direct the other way—in short, the period was so far like the present period, that some of its noisiest authorities insisted on its being received, for good or for evil, in the superlative degree of comparison only."

Writing from the vantage point of mid-1800s London, Dickens was describing the seeds of societal unrest in 1775 France and England. But the opening of his novel has proved as timeless as it is profound and poignant; in fact, he could have been writing about the state of the world here at the start of 2022.

If we take our cues from equity markets, many of which hit new all-time highs during 2021, we appear to live in "the best of times." On the other hand, with infections from Covid-19 affecting nearly 350 million people worldwide, killing 5.6 million and disrupting countless lives, perhaps we live in "the worst of times"?1

The growing societal awareness of large-scale problems such as climate change and inequity suggests an "age of wisdom" is upon us; there is now real impetus for change at a global level spanning public and private sectors, which in turn is drawing entrepreneurs, scientists and capital into devising solutions. At the same time, we remain prone to our "foolish" human tendency to grasp for panaceas, forgetting that real solutions require sustained effort over time. For example, a successful transition to more sustainable sources of energy will require long-term investment in not only renewables but also traditional sectors including oil and gas, nuclear and even coal for countries like China. Yet the public vilification of traditional energy companies would have us believe that an energy transition is imminent, and there have been moments in the past 24 months when the valuation of such stocks reflected this sentiment. Similarly, significant public sector spending financed through massive taxation likely won't solve inequities within countries or across economies, and certainly not overnight.

We live in a remarkable "epoch of belief" in science. When faced with Covid-19, teams of scientists globally leveraged mRNA technology to deliver highly effective vaccines faster than ever before, resulting in the administration of nearly 10 billion

1  Source: World Health Organization; data as of January 24, 2022.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Letter from the President (unaudited)

doses worldwide and countless lives saved.2 At the same time, shorter innovation cycles also have created deep pockets of "incredulity" within the public, many of whom—represented most visibly by the emergent anti-vaxxer movement—worry that scientific rigor has been short-circuited by politics.

Never before in history has so much knowledge been so readily available to so many; surely, we must live in the "season of Light"? For example, the smartphones in our pockets carry more than a million times greater processing power than the "supercomputer" used to land Apollo 11 on the moon. Yet rising societal polarization suggests that many are prone to using these devices to retreat into the "Darkness" of online echo chambers that feed paranoias and amplify extreme views.

As I said, Dickens could as well have been writing about today. As they did during the time depicted in A Tale of Two Cities, the loudest, most extreme voices dominate the public narrative, and financial markets have not been immune. At one extreme, some participants believe deeply that assets related to the new economy—whether electric vehicles, software as a service (SaaS), the sharing/gig economy, cryptocurrencies, web 3.0 or any number of next-gen innovations—are the only sectors worthy of investment and that all other businesses are dying relics. At the other, we see the widespread use of passive strategies that eschew all fundamental investment discretion in favor of mimicking the composition of an index, including the single-stock and sector risks, sometimes breathtaking valuations and lack of downside mitigation inherent in them.

Of course, today's darlings can quickly become tomorrow's also-rans and vice-versa. While growth stocks trounced value names by a historical margin in 2020, equity market leadership fluctuated between the two styles during 2021 and they finished close to even for the year.3 In short, we saw markets behave in their predictably unpredictable way. And with persistently high inflation data prompting a hawkish turn by the Federal Reserve late in the year, additional unpredictable market activity would not come as a surprise in 2022.

At First Eagle, we've long believed the best way to chart a steady path through an uncertain future—including periods marked by stark and often shifting polarities of opinion—is to focus on businesses in possession of scarce, durable assets that we believe have the potential to generate persistent cash flows over time. Supported by prudent management teams and robust capital structures, such companies generally should prove resilient against the shifting tides and, if acquired at a price that represents a "margin of safety,"4 be well-positioned to potentially deliver shareholder value over the long term and help avoid the permanent impairment of your capital.

2  Source: Bloomberg; data as of January 24, 2022.

3  Source: FactSet; data as of November 30, 2021.

4  First Eagle defines "margin of safety" as the difference between a stock's market price and our estimate of its intrinsic value.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Letter from the President (unaudited)

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud

President

February 2022

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Management's Discussion of Fund Performance (unaudited)

The net asset value ("NAV") of the Fund's shares increased 4.44% for the 12 months ended December 31, 2021, while the MSCI EAFE Index increased 11.26%. The Fund's short-term investments, including cash and cash equivalents, were 9.8% as of December 31, 2021.

The five largest contributors to the performance of First Eagle Overseas Variable Fund during the period were Imperial Oil Ltd. (oil, gas & consumable fuels, Canada), Cie Financiere Richemont SA (textiles, apparel & luxury goods, Switzerland), Nutrien Ltd. (chemicals, Canada), Investor AB, Class A (diversified financial services, Sweden) and Power Corp. of Canada (insurance, Canada). Their combined contribution to the Fund's return was 4.42%.

The five largest detractors were gold bullion, Secom Co. Ltd. (commercial services & supplies, Japan), Alibaba Group Holding Ltd., ADR (internet & direct marketing retail, China), Henkel AG & Co. KGaA (Preference) (household products, Germany) and Kansai Paint Co. Ltd. (chemicals, Japan). Combined, they subtracted 1.74% from performance.

Matthew McLennan Co-Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Co-Head of the Global Value Team Portfolio Manager	Christian Heck Portfolio Manager

Alan Barr Portfolio Manager

February 2022

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Management's Discussion of Fund Performance (unaudited)

The commentary represents the opinion of Mehdi Mahmud and the Global Value Team as of February 2022 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value and liquidity of the Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate volatility. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses.

The outbreak of COVID 19 has resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. Currently, a substantial portion of the companies in which the Fund invests are domiciled in Canada, the European Union, the United Kingdom and Japan, although the operations of such companies may take place in other countries.

Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada's dependency on the economy of the United States, in particular, makes Canada's economy vulnerable to political and regulatory changes affecting the United States economy. These and other factors could negatively affect the Fund's performance.

The Fund's investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom's ("UK") exit from the European Union ("Brexit"). Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings.

The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect the Fund.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Management's Discussion of Fund Performance (unaudited)

The value of the Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

In addition to investments in larger companies, the Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

If one or more investors in the Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement and can result in the Fund's current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund's expense ratio. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets when a significant investor purchases, redeems or owns a substantial portion of the Fund's shares.

Funds that invest in bonds are subject to credit and interest rate risk. The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and markets impact.

Income generation and dividends are not guaranteed. If dividend paying stocks in the Fund's portfolio stop paying or reduce dividends the Fund's ability to generate income will be adversely affected.

An investment strategy that employs a "value" approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Management's Discussion of Fund Performance (unaudited)

an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, the Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund

Fund Overview

Data as of December 31, 2021 (unaudited)

Investment Objective

The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One Year	Five Years	Ten Years
First Eagle Overseas Variable Fund	4.44	6.07	6.33
MSCI EAFE Index	11.26	9.55	8.03
Consumer Price Index	7.04	2.92	2.14

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	17.3
Financials	14.6
Industrials	11.1
Commodities	10.5
Consumer Discretionary	8.3
Materials	7.7
Health Care	5.0
Information Technology	4.6
Real Estate	4.3
Energy	3.5
Foreign Government Securities	2.4
Communication Services	0.9
Short-Term Investments	9.8

Countries*~ (%)

Japan	17.0
United States	13.8
United Kingdom	9.7
France	6.5
Canada	6.4
Switzerland	4.6
Hong Kong	4.4
South Korea	4.1
Sweden	2.9
Belgium	2.5
Singapore	2.4
Brazil	2.2
Germany	1.9
Taiwan	1.8
Mexico	1.8
China	1.5
Netherlands	1.5
Chile	1.0
Norway	1.0
Thailand	0.7
Ireland	0.6
Australia	0.4
Colombia	0.4
Malaysia	0.3
Faroe Islands	0.3
Peru	0.2
Turkey	0.2
Indonesia	0.1
Short-Term Investments	9.8

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

^  Less than 0.05%.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund | Fund Overview

Growth of a 10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	10.4
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods, Switzerland)	2.5
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	2.5
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	2.3
Danone SA (Food Products, France)	2.2
British American Tobacco plc (Tobacco, United Kingdom)	2.2
Nestle SA (Registered) (Food Products, Switzerland)	2.0
Willis Towers Watson plc (Insurance, United States)	1.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment, Taiwan)	1.8
Unilever plc (Personal Products, United Kingdom)	1.8
Total	29.5

*  Holdings in short-term investments, including cash and cash equivalents, have been excluded.

  Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2021

Investments	Shares	Value ($)
Common Stocks — 77.0%
Australia — 0.4%
Newcrest Mining Ltd.	63,668	1,140,301
Belgium — 2.5%
Groupe Bruxelles Lambert SA	70,168	7,836,847
Brazil — 2.2%
Ambev SA, ADR	1,191,070	3,334,996
Itausa SA (Preference)	1,027,096	1,642,743
Wheaton Precious Metals Corp.	48,857	2,097,431
		7,075,170
Canada — 6.4%
Agnico Eagle Mines Ltd.	15,423	819,219
Barrick Gold Corp.	74,944	1,423,936
Franco-Nevada Corp.	5,037	696,607
Imperial Oil Ltd.	199,867	7,208,137
Nutrien Ltd.	71,717	5,393,118
Power Corp. of Canada	142,137	4,696,887
		20,237,904
Chile — 1.0%
Cia Cervecerias Unidas SA, ADR	200,517	3,290,484
China — 1.5%
Alibaba Group Holding Ltd., ADR*	21,143	2,511,577
Prosus NV*	28,759	2,381,966
		4,893,543
Faroe Islands — 0.3%
Bakkafrost P/F	14,497	958,172
France — 6.5%
Danone SA	114,083	7,091,340
Laurent-Perrier	16,331	1,922,940
Legrand SA	18,097	2,119,541
LVMH Moet Hennessy Louis Vuitton SE	663	547,926
Saint Jean Groupe SA*	451	11,810
Sanofi	42,161	4,230,604
Sodexo SA	38,591	3,383,197
Wendel SE	10,768	1,290,280
		20,597,638

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2021

Investments	Shares	Value ($)
Germany — 1.9%
Brenntag SE	15,067	1,360,608
FUCHS PETROLUB SE (Preference)	43,251	1,954,472
Henkel AG & Co. KGaA (Preference)	34,281	2,766,173
		6,081,253
Hong Kong — 4.3%
CK Asset Holdings Ltd.	411,000	2,592,574
Great Eagle Holdings Ltd.	525,814	1,470,856
Guoco Group Ltd.	192,670	2,100,417
Hongkong Land Holdings Ltd.	345,600	1,796,987
Hysan Development Co. Ltd.	391,760	1,210,818
Jardine Matheson Holdings Ltd.	84,280	4,634,357
		13,806,009
Ireland — 0.6%
CRH plc	34,944	1,849,937
Japan — 16.9%
As One Corp.	29,960	2,007,610
Chofu Seisakusho Co. Ltd.	45,885	813,826
Daiichikosho Co. Ltd.	66,330	2,008,348
FANUC Corp.	25,380	5,394,824
Hirose Electric Co. Ltd.	20,480	3,441,859
Hoshizaki Corp.	21,600	1,625,138
Hoya Corp.	10,590	1,571,469
Kansai Paint Co. Ltd.	75,580	1,643,563
Keyence Corp.	4,500	2,829,412
Komatsu Ltd.	86,800	2,029,905
Mitsubishi Electric Corp.	232,300	2,948,593
Mitsubishi Estate Co. Ltd.	345,260	4,789,617
MS&AD Insurance Group Holdings, Inc.	90,600	2,789,782
Nagaileben Co. Ltd.	32,510	640,060
Olympus Corp.	19,464	448,202
Pilot Corp.	8,900	340,710
Secom Co. Ltd.	66,760	4,638,902
Shimano, Inc.	14,560	3,877,610
SK Kaken Co. Ltd.	2,038	671,249

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2021

Investments	Shares	Value ($)
Japan — 16.9% (continued)
SMC Corp.	4,560	3,081,913
Sompo Holdings, Inc.	120,800	5,094,583
T Hasegawa Co. Ltd.	44,600	1,048,671
USS Co. Ltd.	12,800	199,984
Yokogawa Electric Corp.	300	5,415
		53,941,245
Mexico — 1.3%
Fomento Economico Mexicano SAB de CV, ADR	39,793	3,092,314
Fresnillo plc	19,119	232,465
Grupo Mexico SAB de CV, Series B	13,037	56,852
Industrias Penoles SAB de CV	56,206	646,621
		4,028,252
Netherlands — 1.5%
HAL Trust	4,494	745,744
Royal Dutch Shell plc, Class A	177,335	3,879,173
		4,624,917
Norway — 1.0%
Orkla ASA	299,930	3,006,367
Singapore — 1.9%
ComfortDelGro Corp. Ltd.	501,710	521,044
Haw Par Corp. Ltd.	428,413	3,611,088
United Overseas Bank Ltd.	20,400	407,423
UOL Group Ltd.	301,300	1,585,984
		6,125,539
South Korea — 3.8%
Fursys, Inc.*	27,737	834,655
Hyundai Mobis Co. Ltd.	8,654	1,849,854
KT&G Corp.	57,281	3,805,627
Lotte Confectionery Co. Ltd.*	2,996	303,494
Lotte Corp.*	16,304	409,737
NAVER Corp.*	2,888	916,713
NongShim Co. Ltd.*	5,529	1,482,675
Samsung Electronics Co. Ltd. (Preference)	41,290	2,468,550
		12,071,305

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2021

Investments	Shares	Value ($)
Sweden — 2.9%
Industrivarden AB, Class A	2,823	89,699
Industrivarden AB, Class C	34,092	1,068,126
Investor AB, Class A	159,096	4,185,443
Investor AB, Class B	76,760	1,926,162
Svenska Handelsbanken AB, Class A	183,538	1,983,669
		9,253,099
Switzerland — 4.5%
Cie Financiere Richemont SA (Registered)	54,094	8,083,530
Nestle SA (Registered)	45,732	6,384,979
		14,468,509
Taiwan — 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	48,177	5,796,175
Thailand — 0.7%
Bangkok Bank PCL, NVDR	496,905	1,800,995
Thai Beverage PCL	1,093,992	536,230
		2,337,225
Turkey — 0.2%
AG Anadolu Grubu Holding A/S	204,600	608,124
United Kingdom — 9.6%
BAE Systems plc	285,014	2,125,406
Berkeley Group Holdings plc	39,535	2,560,095
British American Tobacco plc	184,808	6,862,240
GlaxoSmithKline plc	165,226	3,597,426
Great Portland Estates plc, REIT	23,659	234,193
Hiscox Ltd.	134,824	1,583,383
Lloyds Banking Group plc	5,169,632	3,357,120
Reckitt Benckiser Group plc	48,984	4,216,722
Ultra Electronics Holdings plc	8,610	371,783
Unilever plc	107,961	5,787,387
		30,695,755
United States — 3.3%
Newmont Corp.	63,362	3,929,711
Royal Gold, Inc.	8,457	889,761

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2021

Investments	Shares		Value ($)
United States — 3.3% (continued)
Willis Towers Watson plc		24,489	5,815,893
			10,635,365
Total Common Stocks (Cost $164,683,023)			245,359,135
	Ounces
Commodities — 10.4%
Gold bullion* (Cost $15,249,461)		18,148	33,203,150
	Principal Amount ($)
Foreign Government Securities — 2.4%
Colombia — 0.4%
Titulos de Tesoreria 5.75%, 11/3/2027	COP	4,917,300,000	1,092,436
Indonesia — 0.2%
Republic of Indonesia 8.38%, 3/15/2024	IDR	6,025,000,000	460,115
Malaysia — 0.3%
Malaysia Government Bond 3.42%, 8/15/2022	MYR	4,480,000	1,084,304
Mexico — 0.5%
Mex Bonos Desarr Fix Rt 6.50%, 6/9/2022	MXN	15,730,000	768,174
8.00%, 12/7/2023	MXN	9,130,000	451,923
10.00%, 12/5/2024	MXN	8,560,000	447,772
			1,667,869
Peru — 0.2%
Republic of Peru 8.20%, 8/12/2026 (a)	PEN	2,452,000	699,918
Singapore — 0.5%
Republic of Singapore 3.13%, 9/1/2022	SGD	2,089,000	1,576,671
South Korea — 0.3%
Republic of Korea 1.25%, 3/10/2026	KRW	1,264,990,000	1,032,871
Total Foreign Government Securities (Cost $8,033,626)			7,614,184

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2021

Investments	Number of Warrants	Value ($)
Warrants — 0.0% (b)
Switzerland — 0.0% (b)
Cie Financiere Richemont SA, expiring 11/22/2023* (Cost $—)	134,538	147,649
	Principal Amount ($)
Short-Term Investments — 9.8%
Commercial Paper — 7.4%
American Honda Finance Corp. 0.18%, 1/13/2022 (c)	250,000	249,985
0.20%, 2/4/2022 (c)	1,125,000	1,124,732
0.20%, 2/11/2022 (c)	516,000	515,848
BP Capital Markets plc 0.32%, 3/25/2022 (c)	1,000,000	999,291
CenterPoint Energy, Inc. 0.14%, 1/3/2022 (c)	281,000	280,996
Entergy Corp. 0.10%, 1/3/2022 (a)(c)	796,000	795,993
Export Development Corp. 0.09%, 2/7/2022 (c)	1,875,000	1,874,881
0.10%, 2/9/2022 (c)	413,000	412,973
0.10%, 2/23/2022 (c)	413,000	412,948
FMS Wertmanagement 0.10%, 1/13/2022 (a)(c)	1,000,000	999,970
Koch Industries, Inc. 0.04%, 1/3/2022 (c)	250,000	249,999
Kreditanstalt fuer Wiederaufbau 0.10%, 3/4/2022 (a)(c)	1,000,000	999,734
0.10%, 3/11/2022 (c)	1,000,000	999,695
0.15%, 4/1/2022 (a)(c)	1,004,000	1,003,566
LVMH Moet Hennessy Louis Vuitton SE 0.09%, 1/24/2022 (c)	1,000,000	999,948
0.09%, 1/25/2022 (a)(c)	1,000,000	999,945
0.13%, 4/18/2022 (c)	1,016,000	1,015,482
Mitsubishi International Corp. 0.10%, 2/2/2022 (a)(c)	1,000,000	999,927
Nestle Finance International Ltd. 0.07%, 1/12/2022 (a)(c)	3,245,000	3,244,933

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2021

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 7.4% (continued)
Nordea Bank AB 0.08%, 3/14/2022 (a)(c)	1,000,000	999,830
NRW Bank 0.10%, 1/21/2022 (a)(c)	1,272,000	1,271,955
Province of Quebec 0.07%, 2/16/2022 (a)(c)	419,000	418,964
PSP Capital, Inc. 0.09%, 1/20/2022 (a)(c)	1,229,000	1,228,952
0.09%, 2/14/2022 (a)(c)	500,000	499,931
Walgreens Boots Alliance, Inc. 0.17%, 1/3/2022 (a)(c)	724,000	723,989
Western Union Co. (The) 0.15%, 1/3/2022 (a)(c)	362,000	361,995
Total Commercial Paper (Cost $23,686,797)		23,686,462
U.S. Treasury Obligations — 1.0%
U.S. Treasury Bills 0.05%, 1/6/2022 (c)	1,500,000	1,500,000
0.04%, 2/24/2022 (c)	1,500,000	1,499,940
Total U.S. Treasury Obligations (Cost $2,999,900)		2,999,940
	Shares
Investment Companies — 1.4%
JP Morgan U.S. Government Money Market Fund, Capital Shares 0.03% (d) (Cost $4,462,139)	4,462,139	4,462,139
Total Short-Term Investments (Cost $31,148,836)		31,148,541
Total Investments — 99.6% (Cost $219,114,946)		317,472,659
Other Assets Less Liabilities — 0.4%		1,197,127
Net Assets — 100.0%		318,669,786

*  Non-income producing security.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at December 31, 2021 amounted to $15,249,602, which represents approximately 4.79% of net assets of the Fund.

(b)  Represents less than 0.05% of net assets.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2021

(c)  The rate shown was the current yield as of December 31, 2021.

(d)  Represents 7-day effective yield as of December 31, 2021.

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$106,039,225
Aggregate gross unrealized depreciation	(24,257,475)
Net unrealized appreciation	$81,781,750
Federal income tax cost	$235,877,999

Forward Foreign Currency Exchange Contracts outstanding as of December 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,406,820	EUR	1,180,000	JPMorgan Chase Bank	1/19/2022	$62,980
USD	1,826,316	EUR	1,541,000	UBS AG	2/16/2022	70,371
USD	749,917	GBP	542,000	UBS AG	2/16/2022	16,404
USD	1,979,316	EUR	1,708,000	Goldman Sachs	3/16/2022	31,930
USD	964,772	GBP	709,000	Goldman Sachs	3/16/2022	5,405
Net unrealized appreciation						$187,090

Abbreviations

ADR  — American Depositary Receipt

COP  — Colombian Peso

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysia Ringgit

NVDR  — Non-Voting Depositary Receipt

PEN  — Peruvian Sol

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Statement of Assets and Liabilities

December 31, 2021

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$203,865,485
Gold bullion	15,249,461
Investments, at Value (Note 1)
Investments in non-affiliates	284,269,509
Gold bullion	33,203,150
Unrealized appreciation on forward foreign currency exchange contracts	187,090
Receivable for investment securities sold	1,214,646
Foreign tax reclaims receivable	498,168
Receivable for Fund shares sold	44,851
Accrued interest and dividends receivable	879,049
Other assets	8,337
Total Assets	320,304,800
Liabilities
Investment advisory fees payable (Note 2)	198,979
Payable for investment securities purchased	896,411
Distribution fees payable (Note 3)	66,326
Administrative fees payable (Note 2)	28,473
Trustee fees payable	838
Payable for Fund shares redeemed	65,471
Accrued expenses and other liabilities	378,516
Total Liabilities	1,635,014
Net Assets	$318,669,786
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$12,081
Capital surplus	214,845,157
Total distributable earnings (losses)	103,812,548
Net Assets	$318,669,786
Shares Outstanding	12,080,724
Net asset value per share and redemption proceeds per share	$26.38

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Statement of Operations

December 31, 2021

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $6,229 foreign taxes withheld)	$277,358
Dividends from: Non-affiliates (net of $727,155 foreign taxes withheld)	6,599,784
Total Income	6,877,142
Expenses
Investment advisory fees (Note 2)	2,419,005
Distributions fees (Note 3)	806,335
Shareholder servicing agent fees	464,043
Administrative costs (Note 2)	330,584
Professional fees	283,466
Custodian and accounting fees	192,283
Shareholder reporting fees	71,244
Trustees' fees	13,310
Interest expense	4,323
Other expenses	22,610
Total Expenses	4,607,203
Expense reimbursement (Note 2)	(168,928)
Net Expenses	4,438,275
Net Investment Income (Note 1)	2,438,867
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	17,732,120
Commodity related transactions	1,122,551
Settlement of foreign currency and foreign currency transactions	(58,968)
Settlement of forward foreign currency exchange contracts	134,677
18,930,380
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of increase in deferred capital gain country tax accruals of $8,213)	(7,547,658)
Foreign currency and foreign currency translations	(53,233)
Forward foreign currency exchange contracts	382,039
(7,218,852)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	11,711,528
Net Increase in Net Assets Resulting from Operations	$14,150,395

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the year ended December 31, 2021	For the year ended December 31, 2020
Operations
Net investment income	$2,438,867	$2,322,291
Net realized gain on investments, commodity, foreign currency and forward contract related transactions	18,930,380	1,813,099
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations	(7,218,852)	16,818,508
Net increase in net assets resulting from operations	14,150,395	20,953,898
Distributions to Shareholders
Distributable earnings	(3,844,734)	(22,434,807)
Decrease in net assets resulting from distributions	(3,844,734)	(22,434,807)
Fund Share Transactions
Net proceeds from shares sold	25,576,089	18,255,085
Net asset value of shares issued for reinvested dividends and distributions	3,844,734	22,434,807
Cost of shares redeemed	(44,374,842)	(57,208,336)
Decrease in net assets from Fund share transactions	(14,954,019)	(16,518,444)
Net decrease in net assets	(4,648,358)	(17,999,353)
Net Assets (Note 1)
Beginning of period	323,318,144	341,317,497
End of period	$318,669,786	$323,318,144
Changes in Shares Outstanding
Shares outstanding, beginning of period	12,640,605	13,254,004
Shares sold	965,123	839,875
Shares issued on reinvestment of distributions	151,248	894,887
Shares redeemed	(1,676,252)	(2,348,161)
Shares outstanding, end of period	12,080,724	12,640,605

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Change in Net Assets Resulting from Operations				Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions	Net asset value, end of year
December 31, 2021	$25.58	0.20	0.93	1.13	(0.25)	(0.08)	(0.33)	$26.38
December 31, 2020	$25.75	0.18	1.55	1.73	(0.69)	(1.21)	(1.90)	$25.58
December 31, 2019	$22.77	0.28	3.67	3.95	(0.08)	(0.89)	(0.97)	$25.75
December 31, 2018	$27.71	0.26	(3.16)	(2.90)	(0.60)	(1.44)	(2.04)	$22.77
December 31, 2017	$25.43	0.15	3.55	3.70	(0.31)	(1.11)	(1.42)	$27.71

*  Per share amounts have been calculated using the average shares method.

(a)  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

			Ratios/Supplemental data
			Ratios to Average Net Assets of:
Selected per share data for the year ended:	Total return(a)	Net assets, end of year (thousands)	Operating expenses excluding earnings credits and/or fee waivers	Operating expenses including earnings credits and/or fee waivers	Net investment income excluding earnings credits and/or fee waivers	Net investment income including earnings credits and/or fee waivers	Portfolio turnover rate
December 31, 2021	4.44%	$318,670	1.43%	1.38%	0.70%	0.76%	11.31%
December 31, 2020	6.85%	$323,318	1.45%	1.38%	0.68%	0.75%	12.37%
December 31, 2019	17.38%	$341,317	1.39%	1.35%	1.10%	1.14%	6.98%
December 31, 2018	(10.55)%	$342,656	1.36%	1.34%	0.93%	0.96%	13.39%
December 31, 2017	14.58%	$428,501	1.36%	1.36%	0.53%	0.53%	9.20%

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2021, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC ("FEIM" or the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding or have been materially affected by events

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund's holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund are determined in good faith under the supervision and responsibility of the Board. The Board Valuation and Liquidity Committee (the "Committee") oversees the execution of the valuation and liquidity procedures for the Fund.

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2021:

Description	Level 1	Level 2		Level 3	Total
Assets:†
Common Stocks	$53,530,471	$191,828,664	(a)	$—	$245,359,135
Commodities*	—	33,203,150		—	33,203,150
Foreign Government Securities	—	7,614,184		—	7,614,184
Warrants	147,649	—		—	147,649
Short-Term Investments	4,462,139	26,686,402		—	31,148,541
Forward Foreign Currency Exchange Contracts**	—	187,090		—	187,090
Total	$58,140,259	$259,519,490		$—	$317,659,749

(a)  The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(a) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

c)  Expenses — Expenses arising in connection with a Fund are charged directly to the Fund. Certain expenses are shared with the First Eagle Funds, an affiliated fund group, and certain other funds also managed by the Adviser. Generally, expenses that do not pertain specifically to a Fund are allocated to each Fund based upon the percentage the net assets a Fund bears to the total net assets of all the Funds that share the expense. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the six-month period ended December 31, 2021, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $2,151,002 and $9,131,426 respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Effective late 2022, longstanding regulatory guidance governing use of derivatives by mutual funds will be withdrawn and superseded by new Rule 18f-4 under the Investment Company Act. The rule is accompanied by a new set of conditions and interpretations that will need to be assessed for the Funds in light of the Funds' practices and stated investment restrictions. Once implemented, the rule could limit a Fund's ability to use derivatives in support of

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

its investment strategies and may make derivatives more costly, or may otherwise adversely affect their liquidity, value or performance. Whether those changes will materially impact a Fund is not known at this time.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At December 31, 2021, the Fund had the following forward foreign currency exchange contracts grouped into risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$187,090	$—	$134,677	$382,039

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) on settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of December 31, 2021:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$37,335	$—	$—	$37,335
JPMorgan Chase Bank	62,980	—	—	62,980
UBS AG	86,775	—	(86,775)	—
Total	$187,090	$—	$(86,775)	$100,315

*  The actual collateral received/pledged may be more than the amount reported due to over collateralization.

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Overseas Variable Fund	$6,498,571	$15,634,262	$81,769,904	$—	$—

The components of distributable earnings' differences between book basis and tax basis are primarily due to the treatment of passive foreign investment companies, the treatment of forward foreign currencies contracts, straddle loss deferral and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2021, may get

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Overseas Variable Fund	$2,855,264	$(2,855,264)	$—

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to Shareholders — Distributions to shareholders during the fiscal year ended December 31, 2021, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2021	2020	2021	2020
First Eagle Overseas Variable Fund	$3,109,013	$8,673,372	$735,721	$13,761,435

k)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. For the period ended December 31, 2021, the Fund reimbursed the Adviser $176,936, which are included under administrative costs in the Statement of Operations, and had a payable to the Adviser of $28,473. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the period ended December 31, 2021, these reimbursements exceeded the 0.05% annual rate and the Adviser refunded $168,928 to the Fund which are included under expense reimbursement in the Statement of Operations.

The Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio securities and other assets. JPM has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund. JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of December 31, 2021, balances to the Plan are included in the fees payable to the Trustees on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plan and Agreement (the "Plan") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the period ended December 31, 2021, the distribution fee incurred by the Fund was $806,335.

Note 4 — Purchases and Sales of Securities

For the period ended December 31, 2021, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Overseas Variable Fund	$32,553,947	$54,820,890	$—	$—

Note 5 — Line of Credit

On June 1, 2021, the Fund, together with the First Eagle Funds, renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the Credit Facility is paid by the Fund and is included in interest expense in the Statement of Operations. During the period ended December 31, 2021, the Fund had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Notes to Financial Statements

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Note 7 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Variable Funds and Shareholders of First Eagle Overseas Variable Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Overseas Variable Fund (the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Report of Independent Registered Public Accounting Firm

the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 28, 2022

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six-months ended December 31, 2021.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid for the Period(3)
First Eagle Overseas Variable Fund	-0.72%	$1,000	$992.80	1.39%	$6.98

(1)  For the six-months ended December 31, 2021.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six-months ended December 31, 2021.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid for the Period(2)
First Eagle Overseas Variable Fund	5.00%	$1,000	$1,018.20	1.39%	$7.07

(1)  For the six-months ended December 31, 2021.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

General Information

Form N-PORT portfolio schedule

The First Eagle Variable Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Board Review of Management's Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "LRMP") reasonably designed to assess and manage the Fund's liquidity risk, which is defined under the Liquidity Rule as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Fund's Board has approved First Eagle Investment Management, LLC's Liquidity Management Committee ("First Eagle Investment Management") to serve as the administrator of the Fund's LRMP. As part of its responsibilities as administrator, First Eagle Investment Management has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund's LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund's LRMP includes: (1) no less than annual assessments of factors that influence the Fund's liquidity risk taking into account certain factors, as applicable, including the Fund's (i) investment strategy and liquidity of portfolio investments (during both normal and reasonably foreseeable stressed conditions), (ii) short-term and long-term cash flow projections (during both normal and reasonably foreseeable stressed conditions), and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources; (2) no less than monthly classifications of the Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; (3) a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); (4) potential establishment of a minimum percentage of the Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) (at present, however, the Fund invests primarily in "highly liquid" investments in the ordinary course, which means no such minimum threshold need be specified); and (5) reporting to the Fund's Board and/or to the SEC, as required.

At a meeting of the Board on September 9, 2021, the Board reviewed a written report prepared by First Eagle Investment Management (the "LRMP Report") addressing the operation, adequacy, and effectiveness of the Funds' LRMP, including any material changes to the LRMP for the period from the inception of the Fund's LRMP through December 31, 2020 (the "Reporting Period"). The LRMP Report stated that First Eagle Investment Management concluded that the Fund's LRMP was reasonably designed to assess and manage the Fund's liquidity risk and was adequately and effectively implemented during the Reporting Period. The LRMP Report also stated that First Eagle Investment Management concluded that the Fund's investment strategy is appropriate for an open-end fund and that its cash management program is appropriately monitored by the investment management team. The LRMP Report noted those changes to the LRMP approved by the Board earlier in the Reporting Period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Board Review of Management's Liquidity Risk Management Program (unaudited)

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund's investment portfolio, is found in the Fund's Prospectus and Statement of Additional Information.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Tax Information

	% of Qualifying Dividend	% of Dividends Eligible for the Dividends Received	Long-Term Capital Gains
	Income	Deduction	20%	28%
First Eagle Overseas Variable Fund*	—	2.38%	494,626	241,095

* First Eagle Overseas Variable Fund paid foreign taxes of $695,386 and recognized Section 853 foreign source income of $4,586,802. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts (of the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended December 31, 2021.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 11

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (9 portfolios) and First Eagle Credit Opportunities Fund (Chair) (1 portfolio); Board Member, ViacomCBS, Inc.; Lead Trustee, Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Peter W. Davidson | Trustee | December 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to 2019, CEO, Aligned Intermediary, Inc.; prior to 2015, Executive Director, Loan Programs Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios); Chairman, Summit Ridge Energy; Director, Beam Global; Director, pulsESG; Member, Council on Foreign Relations; Chair, JM Kaplan Fund; Chairman, Green-Wood Cemetery

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 11

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies at Athens; Director, Pro Natura de Yucatan; prior to May 2017, Trustee, World Monuments Fund.

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios); Trustee Emeritus, St. Anselm College; Vice President and Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of The Blackstone Group, L.P. (1 portfolio); Director, Historic Eastfield Foundation

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Interested Trustees(4)(5)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | September 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 11

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (9 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Director, First Eagle Amundi; Director, SiriusPoint Group

(4)  Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.

(5)  The term of office of each Interested Trustee is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Trustee Emeritus(6)

Jean-Marie Eveillard | Trustee Emeritus | September 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC from March 2009 through June 2021; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 10

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, First Eagle Funds (9 portfolios); Director, Varenne Capital Partners (French money management firm); Board member, Perspective (South African money management firm); Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(7)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008

(6)  Mr. Eveillard, as Trustee Emeritus, is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Officers(7)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sheelyn Michael | Deputy General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Deputy General Counsel, First Eagle Funds and First Eagle Variable Funds

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation; Treasurer, First Eagle Variable Funds from March 2016

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

Additional Information (unaudited)

Officers(7)—(continued)

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Thomas Meyer | Assistant Treasurer | April 2018 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born March 1982)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; prior to September 2017, Assurance Manager, Pricewaterhouse Coopers LLP; Assistant Treasurer, First Eagle Variable Funds from April 2018

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

  Additional information about the Trustees and Officers is included in the Funds' Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2021

First Eagle Funds are offered by FEF Distributors, LLC,

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105
800.334.2143 firsteagle.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts. Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the years ended December 31, 2021 and December 31, 2020, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $38,400 and $37,250, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the years ended December 31, 2021 and December 31, 2020, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)	Tax Fees:

For the years ended December 31, 2021 and December 31, 2020, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $44,500 and $44,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the years ended December 31, 2021 and December 31, 2020, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2021, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2021 and 2020.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent half-year (the registrant's second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 9, 2022

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: March 9, 2022

*          Print the name and title of each signing officer under his or her signature.